UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 1, 2014

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
 (Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On February 1, 2014, at a regular meeting of the Board of Directors of Home Properties, Inc. (the “Company”), the Board unanimously adopted amended and restated bylaws for the Company, to be effective immediately.  The principal change contained in the Third Amended and Restated Bylaws of the Company revises the voting for election of directors from the statutory default of plurality voting to a requirement that each director be elected by 50% or more of the votes cast.  See Section 1.07 of the Third Amended and Restated Bylaws filed with this Current Report as Exhibit 3.2.

A director who does not receive a majority vote (a holdover director under Maryland law) is required to tender his or her resignation to the Board of Directors.  The Board’s Nominating/Corporate Governance Committee will consider the circumstances and make a recommendation to the full Board as to whether to accept or reject the resignation.  The Board will make a determination and, within 90 days after the certification of the votes in the election of directors, publicly disclose its decision regarding the tendered resignation and the rationale for its decision. The public announcement may be in the form of a press release, a filing with the Securities and Exchange Commission or another widely disseminated communication.

In the event the resignation of a director who receives less than a majority vote is accepted, the Board may either fill the vacancy created or reduce the size of the Board of Directors, each as provided in the Bylaws.  If the event the resignation is not accepted, the director will serve until the next annual meeting of shareholders and until his or her successor is elected, or until the director’s earlier resignation or removal.

Other changes contained in the Third Amended and Restated Bylaws include: certain conforming changes to implement the majority voting provision, additional language empowering the Presiding Officer for any meeting of shareholders to prescribe rules and procedures for the conduct of the meeting in his or her discretion, removing outdated provisions, conforming the definition of “Independent Director” to the applicable criteria for independence of the Securities and Exchange Commission and any national securities exchange on which the securities of the Company are listed for trading, adding to the descriptions of the Audit Committee and the Compensation Committees of the Board of Directors the requirement for charters conforming to applicable regulations of the Securities and Exchange Commission and any national securities exchange on which the securities of the Company are listed for trading, and other changes to conform the Bylaws to the current operations of the Company.

The Third Amended and Restated Bylaws, as adopted on February 1, 2014, are filed as Exhibit 3.2 to this Current Report on Form 8-K.  The foregoing summary is qualified by reference to the full text of the Third Amended and Restated Bylaws.  For the convenience of shareholders, a copy of the Third Amended and Restated Bylaws marked to show the changes from the Second Amended and Restated Bylaws as amended through January 31, 2014, is furnished as Exhibit 99.1 to this Current Report.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

3.2	Third Amended and Restated Bylaws of Home Properties, Inc., adopted on February 1, 2014

*99.1	Third Amended and Restated Bylaws of Home Properties, Inc., marked to show changes from the Second Amended and Restated Bylaws, as amended

*Furnished

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 3, 2014                                                      HOME PROPERTIES, INC.
(Registrant)

By:           /s/ Ann M. McCormick
Ann M. McCormick
Executive Vice President and
Secretary

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EXHIBIT INDEX

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws of Home Properties, Inc., adopted on February 1, 2014
*99.1	Third Amended and Restated Bylaws of Home Properties, Inc., marked to show changes from the Second Amended and Restated Bylaws, as amended
* Furnished